--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                    May 31, 1998

Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has remained relatively robust, spurred by lower interest rates and strong consumer demand. However, the economic weakness of Asia looms large. While the fallout from the Asian fiscal crisis probably has yet to materialize in the U.S., we expect a "slowdown" in Asia's economies to slow U.S. growth in 1998. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in a $118 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,

/s/Laurence D. Fink                                      /s/Ralph L. Schlosstein
-------------------                                      -----------------------
Laurence D. Fink                                         Ralph L. Schlosstein
Chairman                                                 President

                                                                    May 31, 1998

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock California Investment Quality Municipal Trust Inc. ("the Trust") for the six months ended April 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RAA". The Trust's investment objective is to provide high current income that is exempt from regular federal and California income taxes consistent with the preservation of capital. The Trust seeks to achieve its objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout California.

      The table below summarizes the changes in the Trust's stock price and net asset value over the past year:

--------------------------------------------------------------------------------
                           4/30/98     10/31/97     CHANGE      HIGH       LOW
--------------------------------------------------------------------------------
STOCK PRICE                 $15.75      $15.00       5.00%     $16.125   $14.875
--------------------------------------------------------------------------------
NET ASSET VALUE (NAV)       $14.95      $14.77       1.22%     $15.29    $14.73
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      The first four months of 1998 have witnessed continued rapid expansion of the U.S. economy. GDP growth is estimated at an annual rate of 4.2%, far exceeding the historical non-inflationary level of 2%. Despite the strong economic growth, inflation stayed surprisingly subdued. After rising only 1.7% in 1997, inflation inched higher at a 0.2% annual rate for the first quarter of 1998. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheaper Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      The Treasury market rallied during the fourth quarter of 1997 and into 1998 before giving back some gains during the past few months. For the semi-annual period, the yield of the 10-year Treasury security fell from 5.83% on October 31, 1997 to 5.67% on April 30, 1998. The strong performance of the Treasury market was in response to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to surplus in the federal budget and increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.77% (as measured by the Lehman Municipal Index) versus the Lehman Aggregate Index's 3.58% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investors focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The robust economy continues to strengthen the credit quality of most issuers, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

      California's economy has recovered. Today's growth industries include entertainment, high technology, biotechnology and small start-up businesses that have recently contributed to the state's fiscal viability. Additionally, the construction industry is booming, as building is occurring in both the commercial and residential sectors. A growing population has resulted in significantly increased revenues, stabilizing the State's financial position to such a degree that California maintains a balanced budget. The State's job growth continues to exceed that of the U.S. These positive trends may result in an upgrade of the State's credit rating to the AA category. The Asian economic turmoil's impact on the California economy is currently being offset by increased trade with Mexico.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 33% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

      Within the municipal market, we find the best relative value on the yield curve to be in the 14 to 17 year sector of the yield curve, which we believe offers the most attractive taxable equivalent yields for the least amount of incremental duration. Additionally, the Trust has been emphasizing higher rated credits (AA- and AAA-rated issues) over lower rated credits (BBB and A) to take advantage of historically narrow credit spreads between higher and lower rated bonds.

      The following charts compare the Trust's current and October 31, 1997 asset composition and credit quality allocations:


                                SECTOR BREAKDOWN
================================================================================
  SECTOR                               APRIL 30, 1998     OCTOBER 31, 1997
--------------------------------------------------------------------------------
University                                   20%                 20%
--------------------------------------------------------------------------------
Transportation                               20%                 20%
--------------------------------------------------------------------------------
Lease                                        12%                 11%
--------------------------------------------------------------------------------
District                                     10%                  --
--------------------------------------------------------------------------------
Housing                                       9%                 10%
--------------------------------------------------------------------------------
Power                                         9%                 10%
--------------------------------------------------------------------------------
City, County & State                          5%                  5%
--------------------------------------------------------------------------------
Water & Sewer                                 5%                  5%
--------------------------------------------------------------------------------
Student Loans                                 5%                  5%
--------------------------------------------------------------------------------
Industrial                                    5%                  5%
--------------------------------------------------------------------------------
Sales Tax                                     --                  5%
--------------------------------------------------------------------------------
Miscellaneous Revenue                         --                  4%
================================================================================

================================================================================
STANDARD & POOR'S/MOODY'S/FITCH'S
          CREDIT RATING               APRIL 30, 1998       OCTOBER 31, 1997
--------------------------------------------------------------------------------
             AAA/Aaa                        50%                   52%
--------------------------------------------------------------------------------
              AA/Aa                         20%                   21%
--------------------------------------------------------------------------------
               A/A                          21%                   22%
--------------------------------------------------------------------------------
             BBB/Baa                        9%                     5%
================================================================================

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock California Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


      Sincerely,

/s/Robert Kapito                         /s/Kevin Klingert
----------------                         -----------------
Robert Kapito                            Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.


================================================================================
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
Symbol on American Stock Exchange:                                  RAA
--------------------------------------------------------------------------------
Initial Offering Date:                                         May 28, 1993
--------------------------------------------------------------------------------
Closing Stock Price as of 4/30/98:                                $15.75
--------------------------------------------------------------------------------
Net Asset Value as of 4/30/98:                                    $14.95
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 4/30/98 ($15.75)1:              5.57%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                         $0.073125
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                       $0.8775
================================================================================

1 Yield on Closing Stock Price is  calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


         PRINCIPAL
          AMOUNT                                                                           OPTION CALL        VALUE
  RATING*  (000)                                DESCRIPTION                                PROVISIONS       (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--146.3%
                     California Educational Facilities Auth. Rev.,
AAA       $1,000       Santa Clara Univ., 5.00%, 9/01/15, MBIA ........................   9/06 at 102    $    974,900
AAA        1,000       Student Loan Program, Series A, 6.00%, 3/01/16, MBIA ...........   3/07 at 102       1,045,670
A1         1,000     California St., G.O., 3/01/19 ....................................   3/05 at 101       1,078,211
                     California St. Hsg. Fin. Agcy. Rev., Home Mtge.,
Aa2          945       Ser. B-1, 6.45%, 2/01/11 .......................................   8/04 at 102       1,001,369
Aa2        1,000       Ser. G, 7.20%, 8/01/14 .........................................   8/04 at 102       1,093,710
                     California St. Pub. Wks. Brd. Lease Rev.,
Aaa        1,000       Dept. of Corrections, Ser. A, 6.875%, 11/01/04 .................           N/A       1,153,460
A          1,000       St. Univ. Proj., Ser. A, 6.10%, 10/01/06 .......................  10/04 at 102       1,093,120
AAA        1,000       St. Univ. Proj., Ser. A., 6.40%, 12/01/02, AMBAC                           N/A       1,102,750
Baa        1,385     Foothill / Eastern Trans. Agcy., Ser. A, Zero Coupon, 1/01/04 ....  No Opt. Call       1,044,595
AAA        1,000     Los Angeles Cnty. Special Tax, Ser. A, 5.50%, 9/01/14, FSA .......  No Opt. Call       1,040,620
AA         1,150     Los Angeles Harbor Dept. Rev., Ser. B, 6.00%, 8/01/13 ............   8/06 at 101       1,232,984
AAA        1,000     Los Angeles Met. Trans. Auth. Sales Tax Rev., 6.00%, 7/01/26, MBIA   7/06 at 101       1,064,050
AA         1,000     Los Angeles Pub. Wks. Fin. Auth. Rev., Regl. Park & Open Space,
                       Dist. A, 6.00%, 10/01/04 .......................................           N/A       1,100,600
BBB-       1,000     Sacramento Pwr. Auth., Cogeneration Proj. Rev., 6.50%, 7/01/09 ...   7/06 at 102       1,086,170
AAA        1,000     San Diego Ind. Dev. Rev., Ser. A, 5.90%, 6/01/18, AMBAC ..........   6/03 at 102       1,051,150
                     San Francisco City & Cnty.,
AAA        1,000       Arpt. Comn. Rev., Intl. Arpt., Ser. 6, 6.125%, 5/01/09, AMBAC ..   5/04 at 102       1,086,970
AAA        1,000       Sewer Rev., Ser. A, 5.95%, 10/01/25, FGIC ......................  10/03 at 102       1,053,090
AAA        1,000     Southern California Pub. Pwr. Auth. Transmission Proj. Rev.,
                       5.50%, 7/01/20, MBIA ...........................................   7/02 at 100       1,007,520
                     Univ. of California Rev.,
AAA        1,000       Ser. D, 6.10%, 9/01/02  , MBIA .................................           N/A       1,086,870
A          1,135       Ser. B, 6.30%, 9/01/03 .........................................           N/A       1,254,255
AAA          370     West Basin Municipal Water Dist. Rev., C.O.P.,
                       Ser. A, 5.50%, 8/01/22, AMBAC ..................................   8/07 at 101         376,967
                                                                                                           ----------
                     Total long-term investments (cost $20,184,899) ...................                    22,029,031
                                                                                                          -----------

                     SHORT-TERM INVESTMENTS**--1.3%
A-1+         100     California St. Hlth. Fac. Fin. Auth.
                       Rev., Sutter Hlth. Sys. Proj., Ser. A, 4.10%, 5/01/98, FRDD ....           N/A         100,000
A-1+         100     Orange Cnty. Sanitation Dists., C.O.P.
                       4.10%, 5/01/98, FRDD ...........................................           N/A         100,000
                                                                                                          -----------
                     Total short-term investments (cost $200,000) .....................                       200,000
                                                                                                          -----------
                     TOTAL INVESTMENTS--147.6% (cost $20,384,899) .....................                    22,229,031
                     Other assets in excess of liabilities--2.2% ......................                       327,018
                     Liquidation value of preferred stock--(49.8)% ....................                    (7,500,000)
                                                                                                          -----------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ...............                   $15,056,049
                                                                                                          ===========

----------
 * Rating: using the higher of Standard & Poor's, Moody's or Fitch's rating.
** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 + Option call provisions: date (month/year) and prices of the earliest optional call on redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definitions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS

AMBAC  -- American Municipal Bond           FSA  -- Financial Security Assurance
          Assurance Corporation             G.O. -- General Obligation Bond
C.O.P. -- Certificate of Participation      MBIA -- Municipal Bond Insurance
FGIC   -- Financial Guaranty Insurance               Association
          Company
FRDD   -- Floating Rate Daily Demand
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

---------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------

ASSETS
Investments, at value (cost $20,384,899)
  (Note 1) .................................. $22,229,031
Cash ........................................      45,439
Interest receivable .........................     306,642
Deferred organization expenses and other
  assets ....................................         300
                                              -----------
                                               22,581,412
                                              -----------
LIABILITIES
Advisory fee payable (Note 2) ...............       6,550
Administration fee payable (Note 2) .........       1,872
Dividends payable-preferred stock ...........         719
Other accrued expenses ......................      16,222
                                              -----------
                                                   25,363
                                              -----------

NET INVESTMENT ASSETS ....................... $22,556,049
                                              ===========

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ...................... $    10,071
    Paid-in capital in excess of par ........  13,897,103
  Preferred stock (Note 4) ..................   7,500,000
                                              -----------
                                               21,407,174
  Undistributed net investment income .......     123,448
  Accumulated net realized loss .............    (818,705)
  Net unrealized appreciation ...............   1,844,132
                                              -----------
  Net investment assets, April 30, 1998 ..... $22,556,049
                                              ===========
  Net assets applicable to common
    shareholders ............................ $15,056,049
                                              ===========
Net asset value per share:
  ($15,056,049 / 1,007,093 shares of common
  stock issued and outstanding) .............     $14.95
                                                  ======

---------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
---------------------------------------------------------

NET INVESTMENT INCOME
Income
Interest and discount earned ................   $ 632,837
                                               ----------

Expenses
  Investment advisory .......................      39,453
  Administration ............................      11,272
  Auction agent .............................       9,500
  Directors .................................       6,000
  Transfer agent ............................       4,000
  Audit .....................................       4,000
  Legal .....................................       4,000
  Reports to shareholders ...................       3,000
  Custodian .................................       1,500
  Miscellaneous .............................      10,484
                                               ----------
  Total expenses ............................      93,209
                                               ----------
Net investment income .......................     539,628
                                               ----------

UNREALIZED GAIN ON
INVESTMENTS (NOTE 3)
Net change in unrealized appreciation
  on investments ............................     205,636
                                               ----------

NET INCREASE IN NET INVESTMENT
ASSETS RESULTING FROM OPERATIONS ............   $ 745,264
                                               ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET INVESTMENT ASSETS                                            SIX MONTHS          YEAR
                                                                                           ENDED            ENDED
                                                                                      APRIL 30, 1998  OCTOBER 31, 1997
                                                                                      --------------  ----------------
Operations:
   Net investment income ............................................................ $   539,628       $ 1,080,949
   Net realized gain on investments                                                            --             1,100
   Net change in unrealized appreciation on investments .............................     205,636           618,624
                                                                                      -----------       -----------
   Net increase in net investment assets resulting from operations ..................     745,264         1,700,673

Dividends and distributions:
   To common shareholders from net investment income ................................    (441,821)         (876,796)
   To preferred shareholders from net investment income .............................    (120,868)         (245,735)
   To common shareholders in excess of net realized gains on investments ............          --              (564)
   To preferred shareholders in excess of net realized gains on investments .........          --              (186)
                                                                                      -----------       -----------

   Total dividends and distributions ................................................    (562,689)       (1,123,281)
                                                                                      -----------       -----------

     Total increase .................................................................     182,575           577,392

NET INVESTMENT ASSETS

Beginning of period .................................................................  22,373,474        21,796,082
                                                                                      -----------       -----------
End of period ....................................................................... $22,556,049       $22,373,474
                                                                                      ===========       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                          FOR THE PERIOD
                                                                                                           JUNE 4, 1993*
                                               SIX MONTHS                 YEAR ENDED OCTOBER 31,              THROUGH
                                                  ENDED      ---------------------------------------------  OCTOBER 31,
PER SHARE OPERATING PERFORMANCE:              APRIL 30,1998      1997        1996        1995       1994        1993
                                               -----------       ----        ----        ----       ----    -----------
Net asset value, beginning of period             $ 14.77        $ 14.20    $ 13.85     $ 11.74     $ 14.73    $ 14.10
                                                 -------        -------    -------     -------     -------    -------
  Net investment income                              .54           1.07       1.08        1.05        1.04        .31
  Net realized and unrealized gain
     (loss) on investments                           .20            .61        .33        2.12       (3.01)       .83
                                                 -------        -------    -------     -------     -------    -------
Net increase (decrease) from
  investment operations                              .74           1.68       1.41        3.17       (1.97)      1.14
                                                 -------        -------    -------     -------     -------    -------
Dividends and Distributions:
  Dividends from net investment income to:
    Common shareholders                             (.44)          (.87)      (.80)       (.79)       (.79)      (.20)
    Preferred shareholders                          (.12)          (.24)      (.25)       (.27)       (.18)      (.40)
  Distributions from capital gains to:
    Common shareholders                               --             --         --          --        (.03)        --
    Preferred shareholders                            --             --         --          --        (.01)        --
Distributions in excess of net realized
    gains on investments to:
    Common shareholders                               --            ***       (.01)         --          --         --
    Preferred shareholders                            --            ***        ***          --          --         --
                                                 -------        -------    -------     -------     -------    -------
  Total dividends and distributions                 (.56)         (1.11)     (1.06)      (1.06)      (1.01)      (.24)
                                                 -------        -------    -------     -------     -------    -------
Capital charge with respect to issuance of
 common and preferred stock                           --             --         --          --       (.01)       (.27)
                                                 -------        -------    -------     -------     -------    -------
Net asset value, end of period**                 $ 14.95        $ 14.77    $ 14.20     $ 13.85     $ 11.74    $ 14.73#
                                                 =======        =======    =======     =======     =======    =======
Per share market value, end of period**          $ 15.75        $ 15.00    $ 13.50     $12.625     $10.625    $ 14.00
                                                 =======        =======    =======     =======     =======    =======
TOTAL INVESTMENT RETURN+:                          8.02%         17.98%     13.80%      26.86%    (18.85)%       .68%
RATIOS TO AVERAGE NET ASSETS OF
 COMMON SHAREHOLDERS++:
Expenses                                           1.24%+++       1.32%      1.42%       1.52%       1.25%      1.07%+++
Net investment income before preferred
   stock dividends                                 7.18%+++       7.48%      7.78%       8.24%       7.81%      5.31%+++
Preferred stock dividends                          1.61%+++       1.70%      1.82%       2.09%       1.36%      0.73%+++
Net investment income available to common
   shareholders                                    5.57%+++       5.78%      5.96%       6.15%       6.45%      4.58%+++

SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (in thousands)                                $ 15,169       $ 14,445   $ 13,996    $ 12,892    $ 13,362   $ 14,504
Portfolio turnover rate                               4%            28%        72%        149%        184%        13%
Net assets of common shareholders, end of
   period (in thousands)                        $ 15,056       $ 14,873   $ 14,296    $ 13,946    $ 11,826   $ 14,836
Asset coverage per share of preferred stock,
  end of period##                               $ 75,187       $ 74,583   $ 72,654    $ 71,485    $128,837   $148,910
Preferred stock outstanding (in thousands)      $  7,500       $  7,500   $  7,500    $  7,500    $  7,500   $  7,500


----------
   * Commencement of investment operations.
  ** Net asset value and  market value  are published in The Wall Street Journal each  Monday.
 *** Actual amount paid for the year ended October 31, 1997 to common share-holders was $0.00056 per share and to preferred shareholders was $0.00018 per common share. Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $0.0048 per common share.
   # Net asset  value immediately after the closing of the first public offering was $14.01.
  ## A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one year are not annualized.
  ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
 +++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for the period indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK CALIFORNIA INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING            The BlackRock California  Investment Quality Muni-
POLICIES                      cipal  Trust Inc. (the  "Trust") was  organized in
                              Maryland  on April 12, 1993  as a  non-diversified
closed-end management investment company. The Trust's investment objective is to provide high current income exempt from regular federal and California state income taxes consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or, by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $16,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS            The  Trust  has  an Investment Advisory  Agreement
                              with  BlackRock  Financial Management, Inc.,  (the
                              "Adviser"), a  wholly-owned  corporate  subsidiary
of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             There  were no  purchases Securities  and sales of
                              investment  securities,  other   than   short-term
investments, for the six months ended April 30, 1998.

   The federal income tax basis of the Trust's investments at April 30, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $1,844,132.

   For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1997 of approximately $817,000 which will expire in 2002. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL               There  are  200 million  shares  of $.01 par value
                              common  stock authorized. Of  the 1,007,093 shares
outstanding at April 30, 1998, the Adviser owned 7,093 shares. As of April 30, 1998 there were 300 shares of Preferred Stock Series W7 outstanding.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 150 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series W7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of Preferred Stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.10% to 3.76% during the six months ended April 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent  to April 30, 1998, the Board of Direc-
                              tors  of  the  Trust  declared  a  dividend   from
undistributed earnings of $.073125 per common share payable May 29, 1998 to shareholders of record on May 15, 1998.

   For the period May 1, 1998 to May 31, 1998, dividends declared on Preferred Stock totalled $22,309 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                            DIVIDEND INVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan unless an election is made to receive such amounts in cash. The Plan Agent will effect purchases of shares under the Plan in the open market. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Transfer Agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust shares.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. The Plan may be terminated by the Plan Agent or the Trust upon at least 30 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:

     (1) To elect two Directors as follows:

         Director                       Class        Term           Expiring
         -------                        -----        -----           -------
         James Grosfeld ...............   I         3 years           2000
         James Clayburn La Force, Jr. .   I         3 years           2000

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Kent Dixon, Laurence D, Fink, Walter F. Mondale, Richard E. Cavanagh, Frank J. Fabozzi, and Ralph L. Schlosstein.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1998.

         Shareholders elected the two Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:


                                                   Votes for       Votes Against     Abstentions
                                                   --------         -----------      ----------
         James Grosfeld ..........................  631,662              0              2,338
         James Clayburn La Force, Jr. ............  631,449              0              2,550
         Ratification of Deloitte &Touche LLP ....  619,495            5,704            8,801


--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The  BlackRock  California   Investment  Quality  Municipal  Trust's  investment
objective is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $118 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of equity and bond funds.
Current institutional clients number 334, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's and "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade California Municipal Obligations, which include debt obligations issued by or on behalf of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal and California income tax. California Municipal
Obligations are issued to obtain funds for various public functions, including the construction of public facilities, the refinancing of outstanding obligations, the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade California Municipal Obligations. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in California Municipal Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

      Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal and California income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RAA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
        THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Closed-End Fund:        Investment vehicle which initially offers a fixed number
                        of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount:               When a fund's net asset value is greater  than its stock
                        price the fund is said to be trading at a discount.

Dividend:               Income  generated  by  securities  in  a  portfolio  and
                        distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment:  Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

Market Price:           Price per share of a security  trading in the  secondary
                        market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV):  Net  asset  value  is  the  total  market  value  of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The New York Times or The Wall Street Journal each Monday.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

Prerefunded Bonds:      These securities are  collateralized by U.S.  Government
                        securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.


--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------------------------

                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Income Trust Inc.                                                               BKT           N/A
The BlackRock North American Government Income Trust Inc.                                     BNA           N/A

TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                                            BBT          12/98
The BlackRock 1999 Term Trust Inc.                                                            BNN          12/99
The BlackRock Target Term Trust Inc.                                                          BTT          12/00
The BlackRock 2001 Term Trust Inc.                                                            BLK          06/01
The BlackRock Strategic Term Trust Inc.                                                       BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                                              BQT          12/04
The BlackRock Advantage Term Trust Inc.                                                       BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                     BCT          12/09


TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------------------------


                                                                                             STOCK       MATURITY
PERPETUAL TRUSTS                                                                             SYMBOL        DATE
                                                                                             ------       ------
The BlackRock Investment Quality Municipal Trust Inc.                                         BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.                              RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust Inc.                                 RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                              RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                                RNY           N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                                                BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                          BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                               BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust Inc.                                  BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                                 BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                                               BMT          12/10


      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT (800)
             227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171
(800)  699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of April 30, 1998 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK CALIFORNIA INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM


[LOGO]Printed on recycled paper                                      09247U-10-7
                                                                     09247U-20-6


THE BLACKROCK
CALIFORNIA
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
====================
SEMI-ANNUAL REPORT
APRIL 30, 1998


[GRAPHIC]